UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21423

The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) total return of The Gabelli Dividend & Income Trust (the Fund) was 22.8%, compared with a total return of 31.5% for the Standard & Poor’s (S&P) 500 Index. The total return for the Fund’s publicly traded shares was 28.1%. The Fund’s NAV per share was $24.12, while the price of the publicly traded shares closed at $21.95 on the New York Stock Exchange (NYSE). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (11/28/03)

Gabelli Dividend & Income Trust
NAV Total Return (b)	22.82%	6.08%	10.59%	7.86%
Investment Total Return (c)	28.13	6.85	12.38	7.86
S&P 500 Index	31.49	11.70	13.56	9.41
Dow Jones Industrial Average	25.26	12.54	13.34	9.57
Nasdaq Composite Index.	36.74	15.00	16.14	11.18
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and adjustment for the spin-off and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions and adjustment for the spin-off. Since inception return is based on an initial offering price of $20.00.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2019:

The Gabelli Dividend & Income Trust

Financial Services	17.7%
Food and Beverage	12.2%
Health Care	9.4%
U.S. Government Obligations	4.3%
Energy and Utilities: Oil	3.9%
Computer Software and Services	3.7%
Retail	3.7%
Diversified Industrial	3.7%
Telecommunications	3.5%
Consumer Products	3.4%
Business Services	3.1%
Electronics	2.8%
Aerospace	2.3%
Entertainment	2.3%
Specialty Chemicals	2.2%
Automotive: Parts and Accessories	2.1%
Machinery	2.0%
Environmental Services	1.8%
Energy and Utilities: Integrated	1.6%
Equipment and Supplies	1.5%
Cable and Satellite	1.5%
Energy and Utilities: Natural Gas	1.4%
Building and Construction	1.3%

Metals and Mining	1.0%
Energy and Utilities: Services	0.9%
Transportation	0.8%
Broadcasting	0.8%
Aviation: Parts and Services	0.6%
Consumer Services	0.6%
Real Estate	0.6%
Hotels and Gaming	0.6%
Automotive	0.6%
Computer Hardware	0.5%
Communications Equipment	0.4%
Energy and Utilities: Electric	0.3%
Energy and Utilities: Water	0.3%
Energy and Utilities	0.2%
Wireless Communications	0.2%
Paper and Forest Products	0.1%
Semiconductors	0.1%
Publishing.	0.0%*
Closed-End Funds	0.0%*
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 95.2%
	Aerospace — 2.3%
252,000	Aerojet Rocketdyne Holdings Inc.†	$3,089,613	$11,506,320
34,000	Kaman Corp.	908,276	2,241,280
88,300	Rockwell Automation Inc.	3,539,420	17,895,761
1,425,000	Rolls-Royce Holdings plc	10,745,438	12,895,859
65,550,000	Rolls-Royce Holdings plc, Cl. C†	84,441	86,828
52,200	The Boeing Co.	4,329,704	17,004,672

		22,696,892	61,630,720

	Agriculture — 0.0%
5,000	Corteva Inc.	156,047	147,800

	Automotive — 0.6%
62,000	Ford Motor Co.	829,303	576,600
272,000	Navistar International Corp.†	7,144,829	7,871,680
84,000	PACCAR Inc.	3,802,072	6,644,400

		11,776,204	15,092,680

	Automotive: Parts and Accessories — 2.1%
48,676	Aptiv plc	2,917,718	4,622,760
214,932	Dana Inc.	3,937,422	3,911,762
8,225	Delphi Technologies plc†	290,097	105,527
15,600	Garrett Motion Inc.†	179,343	155,844
343,000	Genuine Parts Co.	21,982,233	36,436,890
7,000	Lear Corp.	836,304	960,400
20,000	O’Reilly Automotive Inc.†	4,727,092	8,765,200

		34,870,209	54,958,383

	Aviation: Parts and Services — 0.6%
74,000	Arconic Inc.	1,627,158	2,276,980
51,000	L3Harris Technologies Inc.	4,559,941	10,091,370
31,700	United Technologies Corp.	4,523,000	4,747,392

		10,710,099	17,115,742

	Broadcasting — 0.8%
950,000	Entercom Communications Corp., Cl. A	8,583,997	4,408,000
15,000	Liberty Broadband Corp., Cl. C†	925,261	1,886,250
15,000	Liberty Global plc, Cl. A†	382,640	341,100
310,570	Liberty Global plc, Cl. C†	7,123,998	6,768,873
12,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	293,384	580,080
86,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	3,139,502	4,140,040
105,000	MSG Networks Inc., Cl. A†	937,315	1,827,000
55,000	Sinclair Broadcast Group Inc., Cl. A	1,927,050	1,833,700

		23,313,147	21,785,043

	Building and Construction — 1.3%
30,000	Arcosa Inc.	866,209	1,336,500

Shares		Cost	Market Value

110,000	Armstrong Flooring Inc.†	$1,550,943	$469,700
80,000	Fortune Brands Home & Security Inc.	1,485,558	5,227,200
246,050	Herc Holdings Inc.†	8,970,478	12,041,687
267,018	Johnson Controls International plc	10,830,996	10,870,303
11,200	Sika AG	1,438,180	2,104,484
12,000	United Rentals Inc.†	1,451,765	2,001,240

		26,594,129	34,051,114

	Business Services — 3.1%
25,000	Aramark	645,416	1,085,000
49,000	Diebold Nixdorf Inc.†	415,645	517,440
129,546	Fly Leasing Ltd., ADR†	1,720,513	2,539,102
6,000	Jardine Matheson Holdings Ltd.	367,864	333,600
55,500	JCDecaux SA	1,738,980	1,710,757
425,000	Macquarie Infrastructure Corp.	20,205,122	18,207,000
164,500	Mastercard Inc., Cl. A	10,619,810	49,118,055
50,000	Stericycle Inc.†	3,244,063	3,190,500
2,000	Tech Data Corp.†	288,080	287,200
17,000	The Brink’s Co.	423,403	1,541,560
100,000	Trine Acquisition Corp.†	1,000,000	1,043,000
23,600	Visa Inc., Cl. A	2,278,964	4,434,440

		42,947,860	84,007,654

	Cable and Satellite — 1.4%
44,000	AMC Networks Inc., Cl. A†	1,975,456	1,738,000
2,445	Charter Communications Inc., Cl. A†	347,387	1,186,021
15,000	Cogeco Inc.	296,908	1,202,380
353,700	Comcast Corp., Cl. A	13,395,125	15,905,889
209,696	DISH Network Corp., Cl. A†	6,604,325	7,437,917
66,000	EchoStar Corp., Cl. A†	1,559,655	2,858,460
24,622	Liberty Latin America Ltd., Cl. A†	445,199	475,205
22,116	Liberty Latin America Ltd., Cl. C†	568,678	430,377
130,000	Rogers Communications Inc., Cl. B	3,039,023	6,457,100
60,000	WideOpenWest Inc.†	493,375	445,200

		28,725,131	38,136,549

	Communications Equipment — 0.4%
330,000	Corning Inc.	4,042,401	9,606,300

	Computer Hardware — 0.5%
46,700	Apple Inc.	8,870,439	13,713,455

	Computer Software and Services — 3.7%
11,800	Adobe Inc.†	3,186,957	3,891,758
5,239	Alphabet Inc., Cl. A†	2,805,020	7,017,064
16,675	Alphabet Inc., Cl. C†	19,840,764	22,294,809

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
5,195	Amazon.com Inc.†	$9,080,295	$9,599,529
15,300	Applied Materials Inc.	856,604	933,912
27,000	Black Knight Inc.†	476,577	1,740,960
1,276	Blucora Inc.†	13,231	33,355
15,000	CyrusOne Inc., REIT	232,020	981,450
35,000	eBay Inc.	782,634	1,263,850
28,000	Fidelity National Information Services Inc.	3,742,747	3,894,520
36,800	Fiserv Inc.†	3,350,708	4,255,184
805,000	Hewlett Packard Enterprise Co.	10,971,972	12,767,300
141,000	Internap Corp.†	1,090,960	155,100
195,849	Microsoft Corp.	12,308,556	30,885,387
1,718	Perspecta Inc.	31,016	45,424

		68,770,061	99,759,602

	Consumer Products — 3.4%
30,000	Church & Dwight Co. Inc.	1,199,580	2,110,200
275,000	Edgewell Personal Care Co.†	18,201,900	8,514,000
287,521	Energizer Holdings Inc.	11,816,668	14,439,305
100,000	Hanesbrands Inc.	476,588	1,485,000
18,000	Kimberly-Clark Corp.	1,474,125	2,475,900
42,000	Newell Brands Inc.	790,934	807,240
18,000	Philip Morris International Inc.	1,125,875	1,531,620
7,000	Stanley Black & Decker Inc.	544,312	1,160,180
863,000	Swedish Match AB	12,293,861	44,484,394
4,200	The Estee Lauder Companies Inc., Cl. A	729,025	867,468
92,000	The Procter & Gamble Co.	5,302,867	11,490,800

		53,955,735	89,366,107

	Consumer Services — 0.6%
22,000	Ashtead Group plc	423,833	703,473
39,400	Facebook Inc., Cl. A†	7,546,272	8,086,850
52,279	GCI Liberty Inc., Cl. A†	2,211,318	3,703,967
143,019	Qurate Retail Inc., Cl. A†	2,087,831	1,205,650
65,000	ServiceMaster Global Holdings Inc.†	2,008,238	2,512,900

		14,277,492	16,212,840

	Diversified Industrial — 3.7%
8,000	Ardagh Group SA	147,373	156,640
92,000	Bouygues SA	3,213,947	3,909,097
2,000	Crane Co.	151,560	172,760
39,700	Eaton Corp. plc	1,831,921	3,760,384
185,000	General Electric Co.	2,563,146	2,064,600
210,000	Griffon Corp.	3,869,191	4,269,300
305,613	Honeywell International Inc.	29,387,574	54,093,501
51,000	ITT Inc.	973,582	3,769,410

Shares		Cost	Market Value

10,000	Jardine Strategic Holdings Ltd.	$341,284	$306,500
10,000	nVent Electric plc	140,660	255,800
20,000	Pentair plc	530,274	917,400
4,000	Sulzer AG	394,160	446,373
36,000	Terex Corp.	1,257,611	1,072,080
434,000	Textron Inc.	12,592,444	19,356,400
315,000	Toray Industries Inc.	2,373,663	2,148,511
36,000	Trinity Industries Inc.	739,138	797,400

		60,507,528	97,496,156

	Electronics — 2.8%
10,000	Emerson Electric Co.	594,825	762,600
123,400	Intel Corp.	3,841,975	7,385,490
242,000	Resideo Technologies Inc.†	3,174,934	2,887,060
551,000	Sony Corp., ADR	17,071,973	37,468,000
53,000	TE Connectivity Ltd.	1,702,237	5,079,520
78,500	Texas Instruments Inc.	2,352,969	10,070,765
35,200	Thermo Fisher Scientific Inc.	7,318,074	11,435,424

		36,056,987	75,088,859

	Energy and Utilities: Electric — 0.3%
11,000	ALLETE Inc.	360,106	892,870
5,000	American Electric Power Co. Inc.	184,350	472,550
70,000	Electric Power Development Co. Ltd.	1,833,684	1,705,306
23,971	Evergy Inc.	776,352	1,560,272
12,000	Pinnacle West Capital Corp.	468,584	1,079,160
60,000	The AES Corp.	617,140	1,194,000
25,000	WEC Energy Group Inc.	1,228,284	2,305,750

		5,468,500	9,209,908

	Energy and Utilities: Integrated — 1.6%
33,000	Avangrid Inc.	1,529,687	1,688,280
26,000	Chubu Electric Power Co. Inc.	448,302	368,865
20,000	Endesa SA	506,664	533,707
230,000	Enel SpA	1,051,884	1,824,520
14,000	Eversource Energy	1,187,799	1,190,980
29,000	Hawaiian Electric Industries Inc.	679,566	1,358,940
410,000	Hera SpA	822,663	1,793,606
10,000	Hokkaido Electric Power Co. Inc.	77,930	48,778
24,000	Hokuriku Electric Power Co.†	340,393	175,823
45,000	Iberdrola SA, ADR	952,490	1,858,950
122,000	Korea Electric Power Corp., ADR	1,676,237	1,443,260
40,000	Kyushu Electric Power Co. Inc.	614,508	347,890
28,000	MGE Energy Inc.	599,144	2,206,960
70,500	NextEra Energy Inc.	11,291,200	17,072,280
35,000	NextEra Energy Partners LP	1,533,317	1,842,750

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
49,000	NiSource Inc.	$397,054	$1,364,160
57,500	OGE Energy Corp.	685,360	2,557,025
12,000	Ormat Technologies Inc.	180,000	894,240
30,000	Public Service Enterprise Group Inc.	906,080	1,771,500
54,000	Shikoku Electric Power Co. Inc.	991,896	535,751
50,000	The Chugoku Electric Power Co. Inc.	851,464	658,046
20,000	The Kansai Electric Power Co. Inc.	278,704	232,755
45,000	Tohoku Electric Power Co. Inc.	663,612	448,116

		28,265,954	42,217,182

	Energy and Utilities: Natural Gas — 1.4%
20,000	CNX Resources Corp.†	206,086	177,000
90,000	Kinder Morgan Inc.	2,598,975	1,905,300
412,000	National Fuel Gas Co.	14,679,707	19,174,480
36,666	National Grid plc	574,588	458,629
24,750	National Grid plc, ADR	1,223,561	1,551,083
14,000	ONEOK Inc.	660,052	1,059,380
58,000	Sempra Energy	1,792,617	8,785,840
30,000	South Jersey Industries Inc.	476,644	989,400
42,000	Southwest Gas Holdings Inc.	1,103,049	3,190,740

		23,315,279	37,291,852

	Energy and Utilities: Oil — 3.9%
30,000	Apache Corp.	1,878,644	767,700
72,000	BP plc, ADR	2,342,991	2,717,280
15,000	Chesapeake Energy Corp.†	84,060	12,384
107,222	Chevron Corp.	9,335,288	12,921,323
180,772	ConocoPhillips	9,504,690	11,755,603
85,000	Devon Energy Corp.	3,954,937	2,207,450
140,000	Eni SpA, ADR	5,084,692	4,334,400
420,000	Equinor ASA, ADR	7,414,717	8,362,200
79,000	Exxon Mobil Corp.	6,457,217	5,512,620
22,700	Hess Corp.	1,341,390	1,516,587
25,000	KLX Energy Services Holdings Inc.†	608,664	161,000
140,000	Marathon Oil Corp.	3,545,583	1,901,200
240,000	Marathon Petroleum Corp.	6,004,440	14,460,000
146,837	Occidental Petroleum Corp.	7,731,583	6,051,153
200	PetroChina Co. Ltd., ADR	12,118	10,066
20,000	Petroleo Brasileiro SA, ADR	244,908	318,800
128,000	Phillips 66	10,180,010	14,260,480
192,000	Repsol SA, ADR	3,985,070	3,010,560
155,000	Royal Dutch Shell plc, Cl. A, ADR	7,970,429	9,141,900

Shares		Cost	Market Value

84,000	TOTAL SA, ADR	$3,934,057	$4,645,200

		91,615,488	104,067,906

	Energy and Utilities: Services — 0.9%
100,000	Baker Hughes Co.	3,391,632	2,563,000
45,000	Diamond Offshore Drilling Inc.†	1,114,413	323,550
336,145	Halliburton Co.	13,809,953	8,225,468
55,000	Oceaneering International Inc.†	1,108,940	820,050
289,045	Schlumberger Ltd.	14,203,816	11,619,609

		33,628,754	23,551,677

	Energy and Utilities: Water — 0.3%
12,000	American States Water Co.	150,968	1,039,680
11,500	American Water Works Co. Inc.	1,212,720	1,412,775
18,000	Aqua America Inc.	788,146	844,920
65,000	Mueller Water Products Inc., Cl. A	735,010	778,700
38,000	Severn Trent plc	977,803	1,265,928
29,000	SJW Group	514,093	2,060,740
7,500	The York Water Co.	97,904	345,825
6,000	United Utilities Group plc, ADR	168,600	150,090

		4,645,244	7,898,658

	Entertainment — 2.3%
136,000	Discovery Inc., Cl. C†	3,298,168	4,146,640
75,883	Fox Corp., Cl. A	2,783,877	2,812,983
201,000	Fox Corp., Cl. B	7,545,717	7,316,400
23,000	Liberty Media Corp.-Liberty Braves, Cl. A†	616,664	681,950
8,981	Liberty Media Corp.-Liberty Braves, Cl. C†	137,575	265,299
3,300	Netflix Inc.†	938,233	1,067,781
16,000	Take-Two Interactive Software Inc.†	157,375	1,958,880
37,333	The Madison Square Garden Co., Cl. A†	3,097,374	10,982,995
68,025	The Walt Disney Co.	8,519,441	9,838,456
64,800	ViacomCBS Inc., Cl. A	3,455,292	2,907,576
323,000	ViacomCBS Inc., Cl. B	13,500,259	13,556,310
175,000	Vivendi SA	4,514,249	5,068,424
300,000	Wow Unlimited Media Inc.†(a)(b)	345,198	123,599

		48,909,422	60,727,293

	Environmental Services — 1.8%
190,000	Republic Services Inc.	7,034,098	17,029,700
23,000	Veolia Environnement SA	275,698	611,699
87,222	Waste Connections Inc.	3,479,586	7,918,885

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Environmental Services (Continued)
194,000	Waste Management Inc.	$7,669,559	$22,108,240

		18,458,941	47,668,524

	Equipment and Supplies — 1.5%
81,202	CIRCOR International Inc.†	2,152,800	3,754,780
18,300	Danaher Corp.	2,162,724	2,808,684
116,000	Flowserve Corp.	4,808,619	5,773,320
164,000	Graco Inc.	3,145,928	8,528,000
160,000	Mueller Industries Inc.	3,483,363	5,080,000
598,000	RPC Inc.	2,837,635	3,133,520
130,000	Sealed Air Corp.	3,131,382	5,177,900
27,000	Tenaris SA, ADR	1,046,222	611,280
95,000	The Timken Co.	3,565,930	5,349,450

		26,334,603	40,216,934

	Financial Services — 17.7%
7,000	Alleghany Corp.†	2,577,465	5,596,990
425,608	American Express Co.	32,976,032	52,983,940
250,452	American International Group Inc.	14,875,820	12,855,701
345,000	Bank of America Corp.	5,674,655	12,150,900
24,000	Berkshire Hathaway Inc., Cl. B†	3,882,304	5,436,000
18,300	BlackRock Inc.	2,956,570	9,199,410
19,000	Brookfield Asset Management Inc., Cl. A	128,980	1,098,200
31,000	Cannae Holdings Inc.†	332,122	1,152,890
95,339	Citigroup Inc.	4,699,644	7,616,633
75,000	Cohen & Steers Inc.	2,967,834	4,707,000
24,500	Cullen/Frost Bankers Inc.	1,816,861	2,395,610
9,000	EXOR NV	536,309	697,386
50,000	Fidelity National Financial Inc.	524,512	2,267,500
165,000	Graf Industrial Corp.†	1,650,000	1,757,250
375,000	H&R Block Inc.	8,939,661	8,805,000
32,000	HSBC Holdings plc, ADR	1,527,213	1,250,880
42,249	Interactive Brokers Group Inc., Cl. A	1,600,774	1,969,648
175,000	Invesco Ltd.	3,928,295	3,146,500
443,417	JPMorgan Chase & Co.	26,545,130	61,812,330
65,000	KeyCorp.	856,314	1,315,600
30,000	Kinnevik AB, Cl. B	663,872	733,477
80,000	KKR & Co. Inc., Cl. A	1,793,842	2,333,600
445,226	Legg Mason Inc.	14,063,728	15,988,066
35,000	M&T Bank Corp.	2,211,058	5,941,250
195,226	Morgan Stanley	4,070,224	9,979,953
72,000	National Australia Bank Ltd., ADR	854,233	617,904
140,000	Navient Corp.	953,023	1,915,200
140,000	New York Community Bancorp Inc.	2,290,519	1,682,800
96,000	Northern Trust Corp.	4,354,024	10,199,040

Shares		Cost	Market Value

340,654	Oaktree Specialty Lending Corp.	$2,155,215	$1,859,971
193,489	PayPal Holdings Inc.†	12,758,290	20,929,705
80,000	Resona Holdings Inc.	381,969	352,676
100,000	Schultze Special Purpose Acquisition Corp.†	1,000,000	1,072,500
175,000	SLM Corp.	772,580	1,559,250
241,000	State Street Corp.	12,994,040	19,063,100
208,000	T. Rowe Price Group Inc.	13,798,587	25,342,720
737,000	The Bank of New York Mellon Corp.	23,133,391	37,093,210
70,000	The Blackstone Group Inc., Cl. A	2,731,017	3,915,800
16,000	The Goldman Sachs Group Inc.	3,306,037	3,678,880
135,000	The Hartford Financial Services Group Inc.	4,467,551	8,203,950
229,000	The PNC Financial Services Group Inc.	14,887,207	36,555,270
96,000	The Travelers Companies Inc.	6,632,920	13,147,200
39,271	U.S. Bancorp	1,394,893	2,328,378
67,500	W. R. Berkley Corp.	1,793,266	4,664,250
558,000	Waddell & Reed Financial Inc., Cl. A	10,322,466	9,329,760
609,000	Wells Fargo & Co.	21,289,757	32,764,200
5,500	Willis Towers Watson plc	439,269	1,110,670

		284,509,473	470,578,148

	Food and Beverage — 12.2%
12,000	Ajinomoto Co. Inc.	205,201	200,451
12,500	Brown-Forman Corp., Cl. B	439,792	845,000
93,000	Campbell Soup Co.	3,191,708	4,596,060
1,000,000	China Mengniu Dairy Co. Ltd.	1,245,706	4,042,452
61,000	Chr. Hansen Holding A/S	2,488,706	4,847,512
631,000	Conagra Brands Inc.	18,066,564	21,605,440
20,700	Constellation Brands Inc., Cl. A	501,989	3,927,825
184,000	Danone SA	9,054,717	15,252,496
3,800,000	Davide Campari-Milano SpA	10,933,747	34,696,579
80,000	Diageo plc, ADR	10,252,610	13,473,600
70,954	Flowers Foods Inc.	1,053,433	1,542,540
270,000	General Mills Inc.	14,262,108	14,461,200
18,000	Heineken Holding NV	747,987	1,744,476
275,000	ITO EN Ltd.	6,032,373	13,869,587
86,600	Kellogg Co.	6,142,302	5,989,256
122,000	Keurig Dr Pepper Inc.	1,063,112	3,531,900
350,000	Kikkoman Corp.	4,145,218	17,297,869
90,000	Lamb Weston Holdings Inc.	3,264,981	7,742,700
95,000	Maple Leaf Foods Inc.	1,805,611	1,893,343
3,000	McCormick & Co. Inc., Cl. V	290,905	513,210
90,000	Molson Coors Beverage Co., Cl. B	5,616,364	4,851,000

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
735,294	Mondelēz International Inc., Cl. A	$23,627,506	$40,499,993
30,000	Morinaga Milk Industry Co. Ltd.	588,860	1,228,659
4,000	National Beverage Corp.†	192,857	204,080
22,000	Nestlé SA.	1,644,475	2,381,856
35,000	Nestlé SA, ADR	2,563,158	3,789,100
160,000	Nissin Foods Holdings Co. Ltd.	5,465,019	11,957,112
188,800	PepsiCo Inc.	17,039,685	25,803,296
62,000	Pernod Ricard SA	5,311,274	11,085,586
43,000	Post Holdings Inc.†	3,438,895	4,691,300
25,000	Remy Cointreau SA	1,396,049	3,070,667
18,000	Suntory Beverage & Food Ltd.	573,702	752,934
457,000	The Coca-Cola Co.	14,538,965	25,294,950
65,000	The Hain Celestial Group Inc.†	1,333,889	1,687,075
20,000	The Kraft Heinz Co.	577,355	642,600
25,000	Unilever plc, ADR	800,393	1,429,250
263,000	Yakult Honsha Co. Ltd.	6,475,570	14,595,647

		186,372,786	326,038,601

	Health Care — 9.3%
78,000	Abbott Laboratories	4,801,047	6,775,080
20,000	Alexion Pharmaceuticals Inc.†	2,346,406	2,163,000
43,000	Allergan plc	8,986,790	8,220,310
62,000	AmerisourceBergen Corp.	4,312,952	5,271,240
13,500	Anthem Inc.	2,683,261	4,077,405
125,000	Bausch Health Cos. Inc.†	2,849,318	3,740,000
45,000	Baxter International Inc.	1,893,609	3,762,900
12,500	Becton, Dickinson and Co.	2,489,778	3,399,625
10,000	Bio-Rad Laboratories Inc., Cl. A†	3,150,180	3,700,300
207,100	Bristol-Myers Squibb Co.	11,061,058	13,293,749
45,000	Cardiovascular Systems Inc.†	1,274,517	2,186,550
13,861	Charles River Laboratories International Inc.†	1,554,359	2,117,406
5,000	Chemed Corp.	323,860	2,196,300
40,000	Cigna Corp.	7,318,676	8,179,600
45,000	DaVita Inc.†	2,884,258	3,376,350
30,000	DENTSPLY SIRONA Inc.	1,479,558	1,697,700
20,000	Edwards Lifesciences Corp.†	3,159,246	4,665,800
41,000	Elanco Animal Health Inc.†	347,072	1,207,450
60,000	Eli Lilly & Co.	2,372,981	7,885,800
450,000	Evolent Health Inc., Cl. A†	6,475,691	4,072,500
35,000	Gerresheimer AG	2,323,228	2,708,918
54,271	Gilead Sciences Inc.	4,379,369	3,526,530
30,000	GlaxoSmithKline plc, ADR	1,358,785	1,409,700
35,000	HCA Healthcare Inc.	3,420,639	5,173,350
25,000	Henry Schein Inc.†	1,108,987	1,668,000
7,500	Incyte Corp.†	712,282	654,900

Shares		Cost	Market Value

40,000	Integer Holdings Corp.†	$1,893,193	$3,217,200
103,100	Johnson & Johnson	9,600,101	15,039,197
27,500	Laboratory Corp. of America Holdings†	3,544,799	4,652,175
20,302	Ligand Pharmaceuticals Inc.†	2,624,286	2,117,296
20,000	McKesson Corp.	3,193,060	2,766,400
40,000	Medtronic plc	3,351,544	4,538,000
268,679	Merck & Co. Inc.	12,886,974	24,436,355
100,000	Mylan NV†	3,905,545	2,010,000
50,000	NeoGenomics Inc.†	376,071	1,462,500
705,000	Option Care Health Inc.†	2,049,791	2,629,650
45,000	Orthofix Medical Inc.†	1,458,930	2,078,100
94,000	Owens & Minor Inc.	981,606	485,980
88,000	Patterson Cos. Inc.	2,337,722	1,802,240
60,000	Perrigo Co. plc	3,318,692	3,099,600
75,000	Personalis Inc.†	766,479	817,500
95,000	PetIQ Inc.†	2,786,616	2,379,750
524,724	Pfizer Inc.	11,294,155	20,558,686
35,000	Ra Pharmaceuticals Inc.†	1,641,500	1,642,550
15,000	Stryker Corp.	1,929,225	3,149,100
125,850	Takeda Pharmaceutical Co. Ltd., ADR	2,433,939	2,483,021
25,000	Tenet Healthcare Corp.†	502,895	950,750
11,600	The Cooper Companies Inc.	1,419,419	3,726,964
30,000	The Medicines Co.†	2,518,671	2,548,200
30,400	UnitedHealth Group Inc.	6,645,512	8,936,992
43,000	Zimmer Biomet Holdings Inc.	4,341,287	6,436,240
122,238	Zoetis Inc.	4,451,000	16,178,199

		177,320,919	247,273,108

	Hotels and Gaming — 0.6%
19,000	Accor SA	654,124	889,792
90,000	Boyd Gaming Corp.	469,440	2,694,600
20,000	GVC Holdings plc	259,138	234,244
28,000	Las Vegas Sands Corp.	1,517,387	1,933,120
400,000	Mandarin Oriental International Ltd.	680,880	728,000
132,000	MGM Resorts International	3,676,762	4,391,640
35,000	Ryman Hospitality Properties Inc., REIT	1,924,030	3,033,100
200,000	William Hill plc	366,659	499,245
7,000	Wyndham Destinations Inc.	238,201	361,830
6,000	Wyndham Hotels & Resorts Inc.	229,308	376,860

		10,015,929	15,142,431

	Machinery — 2.0%
22,000	Astec Industries Inc.	790,090	924,000
170,000	CNH Industrial NV, Borsa Italiana	1,339,904	1,866,854
1,290,000	CNH Industrial NV, New York	10,375,624	14,190,000
91,000	Deere & Co.	5,940,746	15,766,660

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery (Continued)
258,000	Xylem Inc.	$11,384,882	$20,327,820

		29,831,246	53,075,334

	Metals and Mining — 1.0%
65,000	Agnico Eagle Mines Ltd.	2,061,450	4,004,650
30,000	Alliance Resource Partners LP	166,123	324,600
167,588	Barrick Gold Corp.	3,255,274	3,115,461
8,000	BHP Group Ltd., ADR	217,549	437,680
36,000	Franco-Nevada Corp.	1,500,629	3,717,408
145,000	Freeport-McMoRan Inc.	1,820,069	1,902,400
280,332	Newmont Goldcorp Corp.	11,142,703	12,180,425
89,200	TimkenSteel Corp.†	1,051,747	701,112

		21,215,544	26,383,736

	Paper and Forest Products — 0.1%
64,000	International Paper Co.	2,918,317	2,947,200

	Publishing — 0.0%
600	Graham Holdings Co., Cl. B	296,058	383,394
35,000	News Corp., Cl. B	563,366	507,850

		859,424	891,244

	Real Estate — 0.6%
16,400	American Tower Corp., REIT	2,705,375	3,769,048
46,000	Crown Castle International Corp., REIT	4,813,372	6,538,900
5,000	Equinix Inc., REIT	1,978,269	2,918,500
10,000	QTS Realty Trust Inc., Cl. A, REIT	205,685	542,700
60,000	Weyerhaeuser Co., REIT	1,969,270	1,812,000

		11,671,971	15,581,148

	Retail — 3.7%
22,000	Advance Auto Parts Inc.	3,183,046	3,523,520
95,000	AutoNation Inc.†	4,717,464	4,619,850
500	AutoZone Inc.†	334,361	595,655
8,000	CarMax Inc.†	548,324	701,360
400	Carvana Co.†	30,389	36,820
15,100	Costco Wholesale Corp.	3,824,366	4,438,192
225,000	CVS Health Corp.	15,785,081	16,715,250
244,477	Hertz Global Holdings Inc.†	3,995,993	3,850,513
123,500	Ingles Markets Inc., Cl. A	2,005,377	5,867,485
90,000	Lowe’s Companies Inc.	2,027,654	10,778,400
31,300	McDonald’s Corp.	6,095,809	6,185,193
6,000	MSC Industrial Direct Co. Inc., Cl. A	430,132	470,820
30,000	Murphy USA Inc.†	1,274,141	3,510,000
15,100	NIKE Inc., Cl. B	1,363,211	1,529,781
25,000	Rush Enterprises Inc., Cl. B	599,173	1,142,500
257,200	Sally Beauty Holdings Inc.†	3,845,754	4,693,900
110,000	Seven & i Holdings Co. Ltd.	3,335,405	4,052,552

Shares		Cost	Market Value

50,000	Starbucks Corp.	$2,816,744	$4,396,000
25,600	The Home Depot Inc.	5,583,806	5,590,528
20,000	The TJX Companies Inc.	1,183,823	1,221,200
25,000	Tiffany & Co.	3,338,341	3,341,250
160,200	Walgreens Boots Alliance Inc.	6,805,991	9,445,392
20,000	Walmart Inc.	970,066	2,376,800

		74,094,451	99,082,961

	Semiconductors — 0.1%
11,300	NVIDIA Corp.	2,235,823	2,658,890

	Specialty Chemicals — 2.2%
35,000	Air Products & Chemicals Inc.	3,307,890	8,224,650
60,000	Ashland Global Holdings Inc.	2,434,452	4,591,800
10,000	Axalta Coating Systems Ltd.†	251,294	304,000
112,900	Dow Inc.	6,077,644	6,179,017
321,000	DuPont de Nemours Inc.	22,545,689	20,608,200
450,000	Ferro Corp.†	5,184,801	6,673,500
55,000	International Flavors & Fragrances Inc.	6,639,643	7,096,100
85,000	Olin Corp.	1,556,104	1,466,250
8,000	Sensient Technologies Corp.	538,884	528,720
192,359	Valvoline Inc.	2,575,777	4,118,406

		51,112,178	59,790,643

	Telecommunications — 3.4%
158,000	AT&T Inc.	4,488,485	6,174,640
197,000	BCE Inc.	5,306,151	9,130,950
490,000	Deutsche Telekom AG, ADR	8,321,400	7,982,100
195,000	Hellenic Telecommunications Organization SA, ADR	1,323,723	1,573,650
108,900	Loral Space & Communications Inc.†	4,329,715	3,519,648
50,000	Orange SA, ADR	1,066,612	729,500
50,000	Pharol SGPS SA†	14,182	5,586
40,000	Proximus SA	1,221,787	1,145,036
50,000	Telefonica SA, ADR	686,845	348,500
295,000	Telekom Austria AG	1,968,837	2,408,974
23,000	Telenet Group Holding NV	1,046,305	1,033,517
155,000	Telephone & Data Systems Inc.	4,263,904	3,941,650
110,000	Telstra Corp. Ltd., ADR	2,014,389	1,368,400
135,000	TELUS Corp.	1,405,698	5,228,550
40,000	T-Mobile US Inc.†	2,310,516	3,136,800
150,000	VEON Ltd., ADR	548,352	379,500
635,086	Verizon Communications Inc.	28,472,434	38,994,280
120,000	Vodafone Group plc, ADR	2,939,235	2,319,600

		71,728,570	89,420,881

	Transportation — 0.8%
50,000	Fortress Transportation & Infrastructure Investors LLC	755,712	977,000
237,000	GATX Corp.	7,334,784	19,635,450

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Transportation (Continued)
11,500	Kansas City Southern	$193,081	$1,761,340

		8,283,577	22,373,790

	Wireless Communications — 0.2%
130,000	United States Cellular Corp.†	5,740,722	4,709,900

	TOTAL COMMON STOCKS	1,666,823,476	2,536,966,953

	CLOSED-END FUNDS — 0.0%
40,000	Altaba Inc., Escrow†	55,586	830,000

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
51,000	Cincinnati Bell Inc., 6.750%, Ser. B	1,606,244	2,422,500

	MANDATORY CONVERTIBLE SECURITIES (c) — 0.2%
	Energy and Utilities — 0.2%
126,000	El Paso Energy Capital Trust I, 4.750%, 03/31/28	4,555,360	6,483,960

	PREFERRED STOCKS — 0.1%
	Consumer Services — 0.0%
2,000	GCI Liberty Inc., Ser. A, 7.000%	36,491	52,960

	Health Care — 0.1%
133,681	The Phoenix Companies Inc., 7.450%, 01/15/32	2,857,139	2,162,290

	TOTAL PREFERRED STOCKS	2,893,630	2,215,250

	RIGHTS — 0.0%
	Health Care — 0.0%
76,000	Bristol-Myers Squibb Co., CVR†	206,800	228,760

	WARRANTS — 0.0%
	Energy and Utilities: Services — 0.0%
3,081	Weatherford International plc, expire 11/26/23†(d)	0	0

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.1%
	Cable and Satellite — 0.1%
$ 1,700,000	DISH Network Corp. 3.375%, 08/15/26	1,700,000	1,639,480

Principal			Market
Amount		Cost	Value

	CORPORATE BONDS — 0.0%
	Equipment and Supplies — 0.0%
$50,000	Mueller Industries Inc., 6.000%, 03/01/27	$50,000	$51,330

	U.S. GOVERNMENT OBLIGATIONS — 4.3%
114,121,000	U.S. Treasury Bills, 1.525% to 1.635%††, 01/09/20 to 05/21/20	113,780,432	113,790,786

TOTAL INVESTMENTS — 100.0%		$1,791,671,528	2,664,629,019

Other Assets and Liabilities (Net)			(3,726,321)

PREFERRED STOCK (9,057,939 preferred shares outstanding)			(474,200,475)

NET ASSETS — COMMON STOCK (90,675,669 common shares outstanding)			$2,186,702,223

NET ASSET VALUE PER COMMON SHARE ($2,186,702,223 ÷ 90,675,669 shares outstanding)			$24.12

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)

At December 31, 2019, the Fund held an investment in a restricted and illiquid security amounting to $123,599 or 0.00% of total investments, which was valued under methods approved by the Board of Trustees as follows:

				12/31/19
				Carrying
				Value
Acquisition		Acquisition	Acquisition	Per
Shares	Issuer	Date	Cost	Share

300,000	Wow Unlimited Media Inc.	06/05/18	$345,198	$0.4120

(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2019

	% of Total	Market
Geographic Diversification	Investments	Value

Long Positions
North America	85.0%	$2,265,944,871
Europe	10.4	278,149,138
Japan	4.2	110,928,348
Asia/Pacific	0.4	9,287,862
Latin America	0.0 *	318,800

Total Investments	100.0%	$2,664,629,019

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $1,791,671,528)	$2,664,629,019
Foreign currency, at value (cost $8,495)	8,542
Cash	111,536
Dividends and interest receivable	3,746,367
Deferred offering expense	102,839
Prepaid expenses	2,902

Total Assets	2,668,601,205

Liabilities:
Distributions payable	288,986
Payable for investments purchased	1,365,781
Payable for investment advisory fees	5,521,204
Payable for payroll expenses	80,604
Payable for accounting fees	11,250
Other accrued expenses	430,682

Total Liabilities	7,698,507

Cumulative Preferred Shares, each at $0.001 par value:
Series A (5.875%, $25 liquidation value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B (Auction Market, $25,000 liquidation value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C (Auction Market, $25,000 liquidation value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series E (Auction Rate, $25,000 liquidation value, 5,400 shares authorized with 2,000 shares issued and outstanding)	50,000,000
Series G (5.250%, $25 liquidation value, 4,000,000 shares authorized with 4,000,000 shares issued and outstanding)	100,000,000
Series H (5.375%, $25 liquidation value, 2,000,000 shares authorized with 2,000,000 shares issued and outstanding)	50,000,000

Total Preferred Shares	474,200,475

Net Assets Attributable to Common Shareholders	$2,186,702,223

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,328,487,552
Total distributable earnings	858,214,671

Net Assets	$2,186,702,223

Net Asset Value per Common Share at $0.001 par value:
($2,186,702,223 ÷ 90,675,669 shares outstanding; unlimited number of shares authorized)	$24.12

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $1,212,652)	$51,249,551
Interest	1,092,166

Total Income	52,341,717

Expenses:
Investment advisory fees.	24,346,608
Shareholder communications expenses	432,604
Trustees’ fees	283,000
Custodian fees	270,924
Payroll expenses	243,969
Legal and audit fees	79,943
Shelf registration expense	77,712
Shareholder services fees	64,392
Accounting fees	45,000
Interest expense	9,778
Auction agent fees (See Note 5)	(2,644,548)
Miscellaneous expenses	271,638

Total Expenses	23,481,020

Less:
Expenses paid indirectly by broker (See Note 3)	(16,799)

Net Expenses	23,464,221

Net Investment Income	28,877,496

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	102,592,921
Net realized loss on foreign currency transactions	(12,104)

Net realized gain on investments and foreign currency transactions	102,580,817

Net change in unrealized appreciation/depreciation:
on investments	336,623,212
on foreign currency translations	4,217

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	336,627,429

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	439,208,246

Net Increase in Net Assets Resulting from Operations	468,085,742

Total Distributions to Preferred Shareholders	(24,833,499)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$443,252,243

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statements of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$28,877,496	$37,346,475
Net realized gain on investments and foreign currency transactions	102,580,817	97,492,947
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	336,627,429	(379,831,180)

Net Increase/(Decrease) in Net Assets Resulting from Operations	468,085,742	(244,991,758)

Distributions to Preferred Shareholders	(24,833,499)	(24,982,635)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	443,252,243	(269,974,393)

Distributions to Common Shareholders:
Accumulated earnings	(106,634,718)	(107,123,557)
Return of capital	(3,082,841)	(1,687,245)

Total Distributions to Common Shareholders	(109,717,559)	(108,810,802)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	164,864,860	—
Offering costs for common shares charged to paid-in capital	(928,331)	—
Offering costs for preferred shares charged to paid-in capital	(1,854,595)	—

Net Increase in Net Assets from Fund Share Transactions	162,081,934	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	495,616,618	(378,785,195)
Net Assets Attributable to Common Shareholders:
Beginning of year	1,691,085,605	2,069,870,800

End of year	$2,186,702,223	$1,691,085,605

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019		2018	2017	2016	2015
Operating Performance:
Net asset value, beginning of year	$20.51		$25.11	$22.30	$21.07	$23.57

Net investment income	0.35		0.45	0.32	0.36	0.30
Net realized and unrealized gain/(loss) on investments, securities sold short, and foreign currency transactions	5.25		(3.43)	4.09	2.45	(1.39)

Total from investment operations	5.60		(2.98)	4.41	2.81	(1.09)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.07)		(0.08)	(0.06)	(0.05)	(0.06)
Net realized gain	(0.23)		(0.22)	(0.22)	(0.17)	(0.12)

Total distributions to preferred shareholders	(0.30)		(0.30)	(0.28)	(0.22)	(0.18)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	5.30		(3.28)	4.13	2.59	(1.27)

Distributions to Common Shareholders:
Net investment income	(0.29)		(0.37)	(0.28)	(0.31)	(0.31)
Net realized gain	(0.99)		(0.93)	(0.97)	(1.01)	(0.65)
Return of capital	(0.04)		(0.02)	(0.07)	—	(0.28)

Total distributions to common shareholders	(1.32)		(1.32)	(1.32)	(1.32)	(1.24)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	(0.34)		—	—	—	—
Increase in net asset value from repurchase of common shares	—		—	—	0.00 (b)	0.01
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.01)		—	—	—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	(0.02)		—	— (b)	(0.04)	—

Total from Fund share transactions	(0.37)		0.00	0.00 (b)	(0.04)	0.01

Net Asset Value Attributable to Common Shareholders, End of Year	$24.12		$20.51	$25.11	$22.30	$21.07

NAV total return †	22.82%		(13.75)%	19.14%	12.70%	(5.59)%

Market value, end of year	$21.95		$18.30	$23.41	$20.04	$18.46

Investment total return ††	28.13%		(17.10)%	24.11%	16.47%	(9.32)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,660,903		$2,197,065	$2,629,129	$2,397,663	$2,198,198
Net assets attributable to common shares, end of year (in 000’s)	$2,186,702		$1,691,086	$2,069,871	$1,838,405	$1,738,940
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.50%		1.87%	1.38%	1.69%	1.60%
Ratio of operating expenses to average net assets attributable to common shares before fees waived(c)(d)	1.21	%(e)	1.35%	1.38%	1.39%	1.33%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (c)(f)	1.21	%(e)	1.13%	1.38%	1.39%	1.09%
Portfolio turnover rate	16.0%		10.8%	13.3%	15.6%	8.1%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Cumulative Preferred Shares:
5.875% Series A Preferred
Liquidation value, end of year (in 000’s)	$76,201	$76,201	$76,201	$76,201	$76,201
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (g)	$26.09	$25.66	$26.31	$26.32	$25.63
Asset coverage per share(h)	$140.28	$108.56	$117.53	$107.18	$119.66
Series B Auction Market Preferred
Liquidation value, end of year (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (i)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$140,284	$108,555	$117,528	$107,181	$119,660
Series C Auction Market Preferred
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (i)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$140,284	$108,555	$117,528	$107,181	$119,660
6.000% Series D Preferred
Liquidation value, end of year (in 000’s)	—	$31,779	$63,557	$63,557	$63,557
Total shares outstanding (in 000’s)	—	1,271	2,542	2,542	2,542
Liquidation preference per share	—	$25.00	$25.00	$25.00	$25.00
Average market value (g)	—	$25.83	$26.57	$26.58	$25.70
Asset coverage per share(h)	—	$108.56	$117.53	$107.18	$119.66

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Series E Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$50,000	$100,000	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	2	4	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (i)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$140,284	$108,555	$117,528	$107,181	$119,660
5.250% Series G Preferred
Liquidation value, end of year (in 000’s)	$100,000	$100,000	$100,000	$100,000	—
Total shares outstanding (in 000’s)	4,000	4,000	4,000	4,000	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value (g)	$25.40	$24.83	$25.29	$25.20	—
Asset coverage per share(h)	$140.28	$108.56	$117.53	$107.18	—
5.375% Series H Preferred (j)
Liquidation value, end of year (in 000’s)	$50,000	—	—	—	—
Total shares outstanding (in 000’s)	2,000	—	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value (g)	$26.08	—	—	—	—
Asset coverage per share(h)	$140.28	—	—	—	—
Asset Coverage (k)	561%	434%	470%	429%	479%

†	Based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 0.96%, 1.06%, 1.07%, 1.07%, and 1.07%, respectively.

(e)

Ratio of operating expenses to average net assets includes reversal of auction agent fees from earlier periods as disclosed on the Statement of Operations. The ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.35% and 1.07%, respectively, for the year ended December 31, 2019. See Note 5 for disclosure.

(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 0.96%, 0.89%, 1.07%, 1.07%, and 0.88%, respectively.

(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(j)	The 5.375% Series H Preferred was initially issued June 7, 2019.
(k)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the Fund) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$61,543,892	$86,828	—	$61,630,720
Entertainment	60,603,694	123,599	—	60,727,293
Financial Services	469,505,648	1,072,500	—	470,578,148
Other Industries (a)	1,944,030,792	—	—	1,944,030,792
Total Common Stocks	2,535,684,026	1,282,927	—	2,536,966,953
Closed-End Funds	—	830,000	—	830,000
Convertible Preferred Stocks (a)	2,422,500	—	—	2,422,500
Mandatory Convertible Securities (a)	6,483,960	—	—	6,483,960
Preferred Stocks (a)	52,960	2,162,290	—	2,215,250
Rights (a)	228,760	—	—	228,760
Warrants (a)	—	—	$0	0
Convertible Corporate Bonds (a)	—	1,639,480	—	1,639,480
Corporate Bonds (a)	—	51,330	—	51,330
U.S. Government Obligations	—	113,790,786	—	113,790,786
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,544,872,206	$119,756,813	$0	$2,664,629,019

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

During the year ended 2019, the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2019, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of reclassification of capital gains on investments in passive foreign investment companies and reversal of prior year real estate investment trust capital gain. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $75,176, with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, Series E Auction Rate Preferred Shares, 5.250% Series G Preferred Shares, and 5.375% Series H Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$27,072,100	$6,304,653	$30,323,004	$7,071,727
Net long term capital gains	79,562,618	18,528,846	76,800,553	17,910,908
Return of capital	3,082,841	—	1,687,245	—

Total distributions paid	$109,717,559	$24,833,499	$108,810,802	$24,982,635

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net Unrealized Appreciation	$858,503,657
Other temporary differences*	(288,986)

Total	$858,214,671

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to the deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,806,126,877	$953,256,567	$(94,754,425)	$858,502,142

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series A, Series B, Series C, and Series E Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of each particular series of the Preferred Shares for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2019, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate on each of the outstanding Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were accrued. Advisory fees were also accrued on the Series G and Series H Preferred Shares.

During the year ended December 31, 2019, the Fund paid $130,655 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $16,799.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2019, the Fund accrued $243,969 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $381,073,100, and $432,675,250, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its common shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2019 and 2018, the Fund did not repurchase any common shares.

The Fund has an effective shelf registration initially authorizing the offering of an additional $500 million of common or preferred shares or notes under the current shelf registration. As of December 31, 2019, after considering the common shares rights offering, the Fund has approximately $335 million available for issue under the current shelf registration.

During the year ended December 31, 2019, the Fund completed a rights offering whereby one transferable right was issued for each common share held as of October 7, 2019. Ten rights were required to purchase one additional common share at the subscription price of $20.00. On November 21, 2019, the Fund issued 8,243,243 common shares receiving net proceeds of $163,936,529, after the deduction of estimated offering expenses of $548,000 and solicitation fees of $380,331. The NAV of the Fund was reduced by $(0.34) per share on the day the additional common shares were issued due to the additional common shares being issued below NAV.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

On June 7, 2019, the Fund issued 2,000,000 shares of Series H Preferred, receiving $48,145,405 after the deduction of estimated offering expenses of $279,595 and underwriting fees of $1,575,000. The liquidation value of the Series H Preferred is $25 per share. The Series H Preferred has an annual dividend rate of 5.375%. The Series H Preferred is noncallable before June 7, 2024.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series E, Series G, and Series H Preferred Shares at redemption prices of $25, $25,000, $25,000, $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150, 150, and 250 basis points, respectively, greater than the seven day ICE LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. During the years ended December 31, 2019 and 2018, the Fund redeemed and retired 2,000 and 860 shares of its outstanding Series E Auction Rate Preferred Shares at the liquidation value of $50,000,000 and $21,500,000, respectively. There were no redemptions of Series B or Series C Preferred Shares during the year ended December 31, 2019.

In earlier fiscal years, the Fund recorded auction agent fees based on estimated costs of the weekly auctions. As recent auctions have failed, these accruals of estimated fees were reversed.

The Fund may redeem in whole or in part the 5.875% Series A Preferred Shares at the redemption price at any time. Commencing July 1, 2021 and June 10, 2024 and at any time thereafter, the Fund, at its option, may redeem the 5.250% Series G Cumulative Preferred Shares and the 5.375% Series H Cumulative Preferred Shares, respectively, in whole or in part at the redemption price. The Board has authorized the repurchase of Series A, Series G, and Series H Preferred Shares in the open market at prices less than the $25 liquidation value per share. On December 26, 2019, the Fund redeemed and retired 1,271,148 shares of the Series D

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Preferred Stock at the liquidation value of $25 per share plus accrued interest and accrued and unpaid dividends. During the years ended December 31, 2019 and 2018, the Fund did not repurchase any Series A or Series G Preferred Shares.

The Fund has the authority to purchase its auction rate and auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate or auction market preferred shares, and the timing and amount of any auction rate or auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Share information:

			Number of Shares			Dividend	Accrued
			Outstanding at	Net	2019 Dividend	Rate at	Dividend at
Series	Issue Date	Authorized	12/31/19	Proceeds	Rate Range	12/31/19	12/31/19
A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$62,177
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	3.076% to 3.925%	3.109%	45,996
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	3.070% to 3.916%	3.109%	36,797
E Auction Rate	November 3, 2005	5,400	2,000	133,379,387	4.033% to 6.067%	4.109%	33,773
G 5.250%	July 1, 2016	4,000,000	4,000,000	96,634,565	Fixed Rate	5.250%	72,917
H 5.375%	June 7, 2019	2,000,000	2,000,000	48,145,405	Fixed Rate	5.375%	37,326

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Dividend & Income Trust (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Trustee	During Past Five Years	Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 77	Since 2003***	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

Edward T. Tokar Trustee Age: 72	Since 2003**	2	Private investor; Senior Managing Director of Beacon Trust Company (trust services) (2004-2016); Chief Executive Officer of Allied Capital Management LLC (1977- 2004); Vice President of Honeywell International Inc. (1977-2004)	Trustee of William & Mary Business School Foundation; Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008-2010)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita[6,9] Trustee Age: 84	Since 2003*	20	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Trustee Age: 81	Since 2003**	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[7] Trustee Age: 80	Since 2003*	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee Age: 70	Since 2003***	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee Age: 51	Since 2018***	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore M. Salibello Trustee Age: 74	Since 2003**	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014)

Anthonie C. van Ekris[7] Trustee Age: 85	Since 2003*	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Susan V. Watson Trustee Age: 67	Since 2017***	1	Executive Search Associate with Spencer Stuart (2010- 2016); President of Investor Relations Association (1998- 2000)	—

Salvatore J. Zizza[8] Trustee Age: 74	Since 2003*	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Carter W. Austin Vice President and Ombudsman Age: 53	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 43	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

David I. Schachter Vice President Age: 66	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Tokar is considered an “interested person” because of his son’s employment by an affiliate of the investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

[7]

Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[8]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

[9]	Mr. Colavita’s father, Anthony J. Colavita, serve as a director of other funds in the Fund Complex.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions

		Ordinary	Long Term		Total Amount	Dividend
Payable	Record	Investment	Capital	Return of	Paid	Reinvestment
Date	Date	Income(a)	Gains	Capital(b)	Per Share(c)	Price
Common Shares
01/24/19	01/16/19	$ 0.02721	$ 0.07979	$0.00300	$ 0.11000	$20.20340
02/21/19	02/13/19	0.02721	0.07979	0.00300	0.11000	21.47370
03/22/19	03/15/19	0.02721	0.07979	0.00300	0.11000	21.06170
04/23/19	04/15/19	0.02721	0.07979	0.00300	0.11000	21.75990
05/23/19	05/16/19	0.02721	0.07979	0.00300	0.11000	21.22760
06/21/19	06/14/19	0.02721	0.07979	0.00300	0.11000	21.78590
07/24/19	07/17/19	0.02721	0.07979	0.00300	0.11000	22.16180
08/23/19	08/16/19	0.02721	0.07979	0.00300	0.11000	20.63680
09/23/19	09/16/19	0.02721	0.07979	0.00300	0.11000	21.59610
10/24/19	10/17/19	0.02721	0.07979	0.00300	0.11000	20.71760
11/21/19	11/14/19	0.02721	0.07979	0.00300	0.11000	20.72380
12/20/19	12/13/19	0.02721	0.07979	0.00300	0.11000	21.84880

		$ 0.32652	$ 0.95748	$0.03600	$ 1.32000

5.875% Series A Cumulative Preferred Shares
03/26/19	03/19/19	$0.0933651	$0.2738224	—	$0.3671875
06/26/19	06/19/19	0.0933651	0.2738224	—	0.3671875
09/26/19	09/19/19	0.0933651	0.2738224	—	0.3671875
12/26/19	12/18/19	0.0933651	0.2738224	—	0.3671875

		$0.3734604	$1.0952896	—	$1.4687500

6.000% Series D Cumulative Preferred Shares
03/26/19	03/19/19	$0.09535	$ 0.27965	—	$ 0.37500
06/26/19	06/19/19	0.09535	0.27965	—	0.37500
09/26/19	09/19/19	0.09535	0.27965	—	0.37500
12/26/19	12/18/19	0.09535	0.27965	—	0.37500

		$ 0.38140	$ 1.11860	—	$ 1.50000

5.250% Series G Cumulative Preferred Shares
03/26/19	03/19/19	$0.0834320	$0.2446930	—	$0.3281250
06/26/19	06/19/19	0.0834320	0.2446930	—	0.3281250
09/26/19	09/19/19	0.0834320	0.2446930	—	0.3281250
12/26/19	12/18/19	0.0834320	0.2446930	—	0.3281250

		$0.3337280	$0.9787720	—	$1.3125000

5.375% Series H Cumulative Preferred Shares
09/26/19	09/19/19	$0.1034521	$0.3034055	—	$0.4068576
12/26/19	12/18/19	0.0854192	0.2505183		0.3359375

		$0.1888713	$0.5539238	—	$0.7427951

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Market and Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B, Series C, or Series E Auction Preferred Shares were $18,528,846 for the year ended December 31, 2019.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2019 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions on common shares for the year ended December 31, 2019 were $79,562,618.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2019, the Fund paid to common, 5.875% Series A, 6.000% Series D, 5.250% Series G, and 5.375% Series H Cumulative Preferred shareholders ordinary income dividends of $0.32652, $0.37346, $0.38140, $0.33373, and $0.18887 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $212.87, $213.30, and $251.56 per share, respectively. For the year ended December 31, 2019, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations and 100% of the ordinary income distribution was deemed qualified dividend income, 100% of the ordinary income distribution was qualified short term capital gain, and 2.08% of the ordinary income distribution was deemed qualified interest income. The percentage of U.S. Treasury securities held as of December 31, 2019 was 4.3%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary

		Short Term	Long Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income(a)	Gains(a)	Gains	Capital(b)	Distributions(c)	Basis(d)
Common Shares
2019	$ 0.29580	$ 0.03072	$ 0.95748	$0.03600	$ 1.32000	$0.03600
2018	0.36840	—	0.93120	0.02040	1.32000	0.02040
2017	0.28190	—	0.96370	0.07440	1.32000	0.07440
2016	0.30600	0.00840	1.00560	—	1.32000	—
2015	0.30852	0.02780	0.62160	0.28208	1.24000	0.28208
2014(e)	0.38937	0.06471	1.90232	0.02360	2.38000	0.02360
2013	0.31020	0.00550	0.71430	—	1.03000	—
2012	0.37632	0.30588	—	0.27780	0.96000	0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
5.875% Series A Cumulative Preferred Shares
2019	$0.3383752	$0.0350852	$1.0952896	—	$1.4687500	—
2018	0.4158524	—	1.0528976	—	1.4687500
2017	0.33224	—	1.13651	—	1.46875	—
2016	0.34045	0.00930	1.11900	—	1.46875	—
2015	0.47310	0.04264	0.95301	—	1.46875	—
2014	0.24271	0.04031	1.18573	—	1.46875	—
2013	0.44235	0.00795	1.01845	—	1.46875	—
2012	0.81025	0.65850	—	—	1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
6.000% Series D Cumulative Preferred Shares
2019	$ 0.34556	$ 0.03584	$ 1.11860	—	$ 1.50000	—
2018	0.42472	—	1.07528	—	1.50000
2017	0.33930	—	1.16070	—	1.50000	—
2016	0.34768	0.00952	1.14280	—	1.50000	—
2015	0.48316	0.04356	0.97328	—	1.50000	—
2014	0.24788	0.04116	1.21096	—	1.50000	—
2013	0.45176	0.00812	1.04012	—	1.50000	—
2012	0.82760	0.67240	—	—	1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
5.250% Series G Cumulative Preferred Shares
2019	$0.3023760	$0.0313520	$0.9787720	—	$1.3125000	—
2018	0.3716128	—	0.9408872	—	1.3125000	—
2017	0.29689	—	1.01561	—	1.31250	—
2016	0.14789	0.00404	0.48609	—	0.63802	—
5.375% Series H Cumulative Preferred Shares
2019	$0.1711274	$0.0177439	$0.5539238	—	$0.7427951	—

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary

		Short Term	Long Term
	Investment	Capital	Capital	Return of	Total
	Income(a)	Gains(a)	Gains	Capital(b)	Distributions(c)
Auction Market/Rate Cumulative
Preferred Shares
2019 Class B Shares	$212.87165	$ 22.07221	$689.04614	—	$ 923.99000
2019 Class C Shares	213.29786	22.11640	690.42574	—	925.84000
2019 Class E Shares	251.55758	26.08347	814.26895	—	1,091.91000
2018 Class B Shares	247.46148	—	626.54852	—	874.01000
2018 Class C Shares	242.70483	—	614.50517	—	857.21000
2018 Class E Shares	341.12203	—	863.68797	—	1,204.81000
2017 Class B Shares	146.74851	—	499.55149	—	646.30000
2017 Class C Shares	147.18673	—	501.04327	—	648.23000
2017 Class E Shares	204.25358	—	695.30642	—	899.56000
2016 Class B Shares	113.64000	3.11000	373.52000	—	490.27000
2016 Class C Shares	113.83000	3.11000	374.13000	—	491.07000
2016 Class E Shares	172.25000	4.71000	566.16000	—	743.12000
2015 Class B Shares	135.24823	12.19058	272.44119	—	419.88000
2015 Class C Shares	135.44794	12.20858	272.84348	—	420.50000
2015 Class E Shares	216.66839	19.52938	436.45223	—	672.65000
2014 Class B Shares	67.75947	11.25488	331.03565	—	410.05000
2014 Class C Shares	69.08641	11.47528	337.51831	—	418.08000
2014 Class E Shares	109.54380	18.19527	535.17093	—	662.91000
2013 Class B Shares	125.97838	2.26456	290.04706	—	418.29000
2013 Class C Shares	126.00248	2.26499	290.10253	—	418.37000
2013 Class E Shares	206.03966	3.70373	474.37661	—	684.12000
2012 Class B Shares	221.40190	179.93810	—	—	401.34000
2012 Class C Shares	216.87831	176.26169	—	—	393.14000
2012 Class E Shares	299.97988	243.80012	—	—	543.78000
2011 Class B Shares	243.86841	122.29159	—	—	366.16000
2011 Class C Shares	243.76851	122.24149	—	—	366.01000
2011 Class E Shares	285.90068	143.36932	—	—	429.27000
2010 Class B Shares	381.65000	—	—	—	381.65000
2010 Class C Shares	381.65000	—	—	—	381.65000
2010 Class E Shares	444.84000	—	—	—	444.84000
2009 Class B Shares	388.12000	—	—	—	388.12000
2009 Class C Shares	388.02000	—	—	—	388.02000
2009 Class E Shares	451.10000	—	—	—	451.10000

(a) Taxable as ordinary income for Federal tax purposes.

(b) Non-taxable.

(c) Total amounts may differ due to rounding.

(d) Decrease in cost basis.

(e) Includes the spin-off of the Gabelli Global Small and Mid Cap Value Trust (GGZ). On June 23, 2014, the Fund distributed shares of GGZ valued at $12.00 per share. Common shareholders of GDV received one share of GGZ for every ten shares owned of GDV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

During the six months ended December 31, 2019, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the Independent Board Members) who are not interested persons of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over the one, three, and five year periods (as of September 30, 2019) against a peer group of thirteen other comparable funds prepared by the Adviser (the “Adviser Peer Group”) and against a larger peer group of 23 closed-end funds constituting the Fund’s Lipper category (Objective Equity Funds) (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the fourth quartile for the one, three, and five year periods for the Adviser Peer Group, and in the third quartile for the one, three, and five year periods for the Lipper Peer Group.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in.

Sharing of Economies Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within each peer group and that its expense ratios were either roughly average or above average within each peer group. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a Shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees . Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI DIVIDEND & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Dividend & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Mr. Sponheimer was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Mr. Sponheimer graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.{}

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Edward T. Tokar

Former Chief Executive

Officer of Allied

Capital Management, LLC, &

Vice President of Honeywell International, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Susan V. Watson

Former President,

Investor Relations Association

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary &

Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GDV Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,012 for 2018 and $49,012 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2018 and $4,920 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,500 for 2018 and $32,500 for 2019. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $32,500 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, and Salvatore J. Zizza.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

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opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits.    The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

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If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Revised: October 23, 2019	HH-4	INTERNAL USE ONLY

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.    Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

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In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

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In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

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Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, Robert D. Leininger, CFA, Kevin V. Dreyer, Jeffrey J. Jonas, CFA, Christopher J. Marangi, Howard F. Ward, Regina M. Pitaro, and Sarah Donnelly serve as Portfolio Managers of The Gabelli Dividend & Income Trust.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a Portfolio Manager of Gabelli Funds, LLC, a Senior Vice President and the Food, Household and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health &Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Brian was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Brian graduated cum laude from Harvard University with a B.A. in Government and received an M.B.A in Finance and Economics from Columbia Business School.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and also serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$17.1 billion	4	$2.9 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$904.3 million
	Other Accounts:	985	$8.1 billion	1	$238.5 million

Robert D. Leininger	Registered Investment Companies:	3	$2.0 billion	1	$2.0 billion
	Other Pooled
	Investment Vehicles:	0	$0	0	$0
	Other Accounts:	179	$316.4 million	0	$0

Kevin V. Dreyer	Registered Investment Companies:	5	$4.4 billion	1	$2.0 billion
	Other Pooled Investment Vehicles:	1	$56.3 million	0	$0
	Other Accounts:	295	$1.8 billion	0	$0

Jeffrey J. Jonas, CFA	Registered Investment Companies:	3	$2.4 billion	0	$0
	Other Pooled Investment Vehicles:	1	$5.9 million	1	$5.9 million
	Other Accounts:	77	$144.8 million	0	$0

Christopher J. Marangi	Registered Investment Companies:	7	$5.1 billion	2	$2.3 billion
	Other Pooled Investment Vehicles:	1	$56.3 million	0	$0
	Other Accounts:	301	$1.6 billion	0	$0

Sarah Donnelly	Registered Investment Companies:	3	$1.0 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$13.6 million	0	$0

Brian C. Sponheimer	Registered Investment	1	$2.3	0	$0
	Companies:		billion
	Other Pooled Investment Vehicles:	1	$3.0 million	1	$3.0 million
	Other Accounts:	8	$1.3 million	0	$0

Regina M. Pitaro	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	41	$161.7 million	0	$0

Howard F. Ward	Registered Investment Companies:	2	$1.2 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	21	$174.9 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Four closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees.

Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Robert D Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, Christopher J. Marangi, Sarah Donnelly, Brian Sponheimer, Regina Pitaro, and Howard F. Ward each owned over $1 million, $100,001-$500,000, $10,001-$50,000, $100,001-$500,000, $10,001-$50,000, $0, $0, $0, and $0, respectively, of shares of the Trust as of December 31, 2019.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2019 through 07/31/2019	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 82,432,426 Preferred Series A – 3,049,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000 Preferred Series H – 2,000,000
Month #2 08/01/2019 through 08/31/2019	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 82,432,426 Preferred Series A – 3,049,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000 Preferred Series H – 2,000,000
Month #3 09/01/2019 through 09/30/2019	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 82,432,426 Preferred Series A – 3,049,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000 Preferred Series H – 2,000,000
Month #4 10/01/2019 through 10/31/2019	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 82,432,426 Preferred Series A – 3,049,019 Preferred Series D – 1,271,148 Preferred Series G – 4,000,000 Preferred Series H – 2,000,000

Month #5 11/01/2019 through 11/30/2019	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 90,675,669 Preferred Series A – 3,049,019 Preferred Series D – 1,271,148
	Preferred Series G – N/A Preferred Series H – N/A	Preferred Series G – N/A Preferred Series H – N/A	Preferred Series G – N/A Preferred Series H – N/A	Preferred Series G – 4,000,000 Preferred Series H – 2,000,000
Month #6 12/01/2019 through 12/31/2019	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 90,675,669 Preferred Series A – 3,049,019 Preferred Series D – 0 Preferred Series G – 4,000,000 Preferred Series H – 2,000,000
Total	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred Series A, Series D, Series G, and Series H shares outstanding may be repurchased when the respective preferred shares are trading at a discount to the liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.